TRANSFER AGREEMENT


This  Agreement  effective  as  of  September  1,  1999.

BETWEEN:

CYBEROAD GAMING CORPORATION ("CGC"), a St. Kitts corporation having it's place of business at Box 174 Basseterre, St. Kitts, West Indies; and

ASANOL MANAGEMENT CORPORATION ("ASANOL"), having it's place of business at Road Town, Pasea Estate, P0 Box 3149, Tortola, British Virgin Islands.

RECITALS:

This  Transfer  Agreement  (the  "Agreement")  acknowledges  that:

     The parties hereto agree to enter into this agreement with respect to the ownership interest of The Big Book Website; and

     That CGC hereby agrees to transfer 100% ownership of The Big Book Website, Domain Name, Software License and Operations to Asanol, for a total compensation of US $10.00 and other consideration hereby acknowledged as being received and paid in full.

EXECUTION

This Agreement may be executed in as many counterparts as may be deemed necessary, and each counterpart shall be deemed to be an original, and to bear the date first written above.

ACKNOWLEDGED  AND  AGREED  TO  this  1st  day  of  September,  1999

CYBEROAD  GAMING  CORPORATION                ASANOL  MANAGEMENT  CORPORATION

/S/ Lawrence Cofield,                                 /S/ Sergei Nitsenko
Lawrence  Cofield,                                        Sergei  Nitsenko
Director                                                  Director

                                              [ASANOL  MANAGEMENT CORP  SEAL]